SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 31, 2003
                                                          --------------




                     First Capital Bank Holding Corporation
                     --------------------------------------
                            (Exact name of registrant
                           as specified in its charter)




   Florida                       333-69973                    59-3532208
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(State or other                (Commission               (I.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)




             1891 South 14th Street, Fernandina Beach, Florida   32034
             ------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code: (904) 321-0400
                                                           --------------




                                 Not Applicable
                                 --------------
       (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

         On March 31, 2003, the Chief Executive Officer, Michael G. Sanchez, and the Chief Financial Officer, Timothy S. Ayers, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST CAPITAL BANK HOLDING CORPORATION



                                      By:      /s/ Michael G. Sanchez
                                      -----------------------------------------
                                      Name:    Michael G. Sanchez
                                      Title:   Chief Executive Officer

Dated: March 31, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.